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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 3, 2022
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Leafly Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39119	84-2266022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 South Jackson Street, Suite 531 Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)
(206) 455-9504
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	LFLY	The Nasdaq Stock Market LLC
Warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LFLYW	The Nasdaq Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2022, Leafly Holdings Inc. (“Leafly” or the “Company”) entered into amendments to the previously disclosed Forward Purchase Agreements (the “Amended Agreements”). The Amended Agreements modified the price at which the applicable holder has the right, but not the obligation, to have Leafly repurchase certain shares held by the applicable holder as of the closing of Leafly’s recent business combination and not later sold into the market to a price of $10.16 per share (with respect to 0.7 million of the shares subject to the Amended Agreements) and $10.31 per share (with respect to 2.4 million of the shares subject to Amended Agreements). The Amended Agreements also modified the date by which such holders may elect to have Leafly repurchase their shares to August 1, 2022. Since the date of the closing of Leafly’s recent business combination, approximately $7.3 million has been released, or is available to be released, from escrow accounts relating to the shares subject to the Amended Agreements. In connection with the Amended Agreements, certain amendments were also made to the escrow agreements in respect of such escrow accounts.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.22	Amendment to Forward Share Purchase Agreement, dated May 3, 2022 by and among the Company and Tenor Opportunity Master Fund
10.23	Amendment to Forward Share Purchase Agreement, dated May 3, 2022 by and among the Company, Meteora Special Opportunity Fund I, LP, and Meteora Capital Partners, LP
10.24	Amendment to Forward Share Purchase Agreement, dated May 3, 2022 by and among the Company and Linden Advisors LP
10.25	Amendment to Forward Share Purchase Agreement, dated May 3, 2022 by and among the Company and Castle Creek Arbitrage, LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2022

LEAFLY HOLDINGS, INC.

By:    /s/ Suresh Krishnaswamy
Suresh Krishnaswamy
Chief Financial Officer